UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 21, 2023, Motus GI Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The stockholders of the Company acted upon the following proposals at the Annual Meeting: (1) proposal for the election of directors; (2) proposal for the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023; (3) proposal for an amendment to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Company’s Board of Directors (the “Board”); and (4) proposal for an amendment to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”) to increase the number of shares of common stock available for issuance under the 2016 Plan by 318,232 shares. All of the above proposals were approved at the Annual Meeting.

1. The votes cast with respect to the proposal to elect five directors to the Board to hold office for the following year until their successors are elected were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Timothy P. Moran	1,223,379	93,519	1,593,341
Mark Pomeranz	1,249,536	67,362	1,593,341
Scott Durbin	658,715	200,082	1,593,341
Gary J. Pruden	1,024,710	292,188	1,593,341
Sonja Nelson	1,142,604	174,294	1,593,341

2. The votes cast with respect to the proposal to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,767,472	93,644	49,123	N/A

3. The votes cast with respect to the proposal to approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a specific ratio, ranging from two-for-one (2:1) to twenty-for-one (20:1), at any time prior to the one year anniversary date of the Annual Meeting, with the exact ratio to be determined by the Board were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,429,908	453,374	26,957	N/A

4. The votes cast with respect to the proposal for an amendment to the 2016 Plan to increase the number of shares of common stock available for issuance under the 2016 Plan by 318,232 shares were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
852,597	450,084	14,217	1,593,341

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: September 21, 2023	By:	/s/ Mark Pomeranz
	Name:	Mark Pomeranz
	Title:	Chief Executive Officer